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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2005 (June 28, 2005)

                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
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             (Exact name of Registrant as Specified in its Charter)

          Maryland              001-13417                 13-3950486
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(State or Other Jurisdiction   (Commission               (IRS Employer
     of Incorporation)         File Number)           Identification No.)

                  379 Thornall Street, Edison, New Jersey 08837
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (732) 548-0101

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 28, 2005, Hanover Capital Mortgage Holdings, Inc. (the "Company") and its wholly owned subsidiary, Hanover Capital Partners Ltd. ("HCP", and together with the Company, "Sellers"), entered into a master repurchase agreement with Sovereign Bank for up to $100 million. The Master Repurchase Agreement provides that from time to time the Company and HCP may sell mortgage loans to Sovereign Bank and will simultaneously agree to repurchase the loans within a certain period of time. In general, the price Sellers will pay to repurchase the loans will equal the original purchase price plus accrued but unpaid interest.

Pursuant to the terms of the agreement, the Sellers will pay interest at a certain fixed percentage over 30-day LIBOR on outstanding amounts. In addition, there is a facility fee on unused amounts. On any such purchase date, all of the Sellers' interests in the mortgage loans pass to Sovereign Bank. Upon receipt of the repurchase price, Sovereign Bank shall transfer its interest in the asset back to the Sellers.

The facility established by the agreement is set to expire on June 27, 2006.

The Sellers are required to maintain certain covenants during the term of the agreement, including, without limitation, maintaining a certain minimum cash position, maintaining profitability and providing financial reports.

If the Sellers default under the agreement, Sovereign Bank has customary remedies, including, demanding that all assets be repurchased by Sellers and retaining and/or selling the assets.

A copy of the master repurchase agreement is attached as Exhibit 10.38 hereto and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      10.38 Master Repurchase Agreement between Sovereign Bank, as Buyer, and Hanover Capital Mortgage Holdings, Inc. and Hanover Capital Partners Ltd., as Seller, dated as of June 28, 2005.

                          [signature on following page]

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

Date:  August 4, 2005                 By: /s/ Harold F. McElraft
                                          -----------------------------------
                                          Harold F. McElraft, Chief Financial
                                          Officer and Treasurer

                                        2
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                                INDEX TO EXHIBITS

 EXHIBIT NO.                              DESCRIPTION
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
Exhibit 10.38     Master Repurchase Agreement between Sovereign Bank, as Buyer, and Hanover Capital Mortgage Holdings, Inc. and Hanover
                  Capital Partners Ltd., as Seller, dated as of June 28, 2005.